SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Columbus, State of Georgia, on the 3rd of February, 2004.

                                          SYNOVUS FINANCIAL CORP.
                                           (Registrant)


                                          By: /s/James H. Blanchard
                                             ----------------------
                                          James H. Blanchard,
                                          Principal Executive Officer

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints James H. Blanchard, James D. Yancey and Richard E. Anthony, and each of them, his or her true and lawful attorney(s)-in-fact and agent(s), with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments to this Registration Statement and to file the same, with all exhibits and schedules thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney(s)-in-fact and agent(s) full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney(s)-in-fact and agent(s), or their substitute(s), may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


/s/James H. Blanchard                                  Date: February 3, 2004
--------------------------------------
James H. Blanchard,
Principal Executive Officer and Director


/s/James D. Yancey                                     Date: February 3, 2004
--------------------------------------------
James D. Yancey,
Chairman of the Board


/s/Richard E. Anthony                                  Date: February 3, 2004
--------------------------------------------
Richard E. Anthony,
President and Director

                                   Exhibit 24

/s/Thomas J. Prescott                                  Date: February 3, 2004
--------------------------------------------
Thomas J. Prescott,
Executive Vice President,
Principal Accounting and Financial Officer


/s/Daniel P. Amos                                      Date: February 3, 2004
--------------------------------------------
Daniel P. Amos,
Director


/s/Joe E. Beverly                                      Date: February 3, 2004
--------------------------------------------
Joe E. Beverly,
Director


/s/Richard Y. Bradley                                  Date: February 3, 2004
--------------------------------------------
Richard Y. Bradley,
Director


--------------------------------------------           Date: _________, 2004
Frank W. Brumley,
Director


/s/Elizabeth W. Camp                                   Date: February 3, 2004
------------------------------------------
Elizabeth W. Camp,
Director


/s/C. Edward Floyd                                     Date: February 3, 2004
--------------------------------------------
C. Edward Floyd,
Director


/s/Gardiner W. Garrard, Jr.                            Date: February 3, 2004
--------------------------------------------
Gardiner W. Garrard, Jr.,
Director


--------------------------------------------           Date: _________, 2004
T. Michael Goodrich
Director



/s/V. Nathaniel Hansford                               Date: February 3, 2004
----------------------------------------
V. Nathaniel Hansford,
Director


/s/John P. Illges, III                                Date: February 3, 2004
--------------------------------------------
John P. Illges, III,
Director


/s/Alfred W. Jones III                                Date: February 3, 2004
------------------------
Alfred W. Jones III,
Director

/s/Mason H. Lampton                                   Date: February 3, 2004
-----------------------------------
Mason H. Lampton,
Director


--------------------------------------                Date: _________, 2004
Elizabeth C. Ogie,
Director


/s/H. Lynn Page                                       Date: February 3, 2004
-------------------------------------
Director


/s/J. Neal Purcell                                    Date: February 3, 2004
--------------------------------------------
J. Neal Purcell,
Director


/s/Melvin T. Stith                                    Date: February 3, 2004
--------------------------------------------
Melvin T. Stith,
Director


/s/William B. Turner, Jr.                             Date: February 3, 2004
-------------------------------------------
William B. Turner, Jr.,
Director




filings\snv\conf33.doc